BORROWER'S AFFIDAVIT AND CERTIFICATION

FAIRFIELD COUNTY BANK CORP. **DECEMBER 10, 2004**

RE: FAIRFIELD COUNTY BANK CORP. COMMERCIAL REVOLVING LINE OF CREDIT IN THE PRINCIPAL AMOUNT OF $1,500,000.00 TO PETALS DECORATIVE ACCENTS LLC AND SOUTHRIDGE HOLDINGS LLC ("BORROWER") AND STEPHEN M. HICKS ("GUARANTOR") SECURED BY A SECURITY AGREEMENT AND UCC-1 FINANCING STATEMENT CREATING A FIRST LIEN ON ALL BUSINESS ASSETS OF PETALS DECORATIVE ACCENTS LLC; AND A SECOND MORTGAGE AND ASSIGNMENT OF LEASES ON REAL PROPERTY KNOWN AS 90 GROVE STREET, UNITS 001, 003, 105, 108, 109, 201, 202, 203-204, 205, 206 AND 207, EXECUTIVE PAVILION CONDOMINIUM, RIDGEFIELD, CONNECTICUT ("PREMISES")

The Borrower(s) hereby certify that:

A. The representations made by or on behalf of the Borrower and Guarantor in the following documents dated, unless otherwise indicated, on or as of the date of this Certificate (collectively, the "Loan Documents") are true, accurate and complete as of the date hereof:

1. Commitment Letter dated November 29, 2004, from the Lender to the Borrower and Guarantor;
2. Commercial Line of Credit Note and Loan Agreement;
3. Open-End Mortgage Deed and Security Agreement;
4. Assignment of Leases;
5. Agreement of Guaranty and Suretyship;
6. Environmental Affidavit and Indemnity Agreement;
7. Commercial Loan Statement and Waiver;
8. Loan Agreement;
9. Security Agreement; and
10. UCC-1 Financing Statement;

B. Neither the Borrower nor Guarantor are subject to any federal, state or local governmental programs or other regulations that require governmental consent prior to entering into loan transactions, including, without limitation, this loan.

C. There are no judicial or governmental judgments, orders, injunctions, decrees, or arbitration awards outstanding, pending or overtly threatened against the Borrower or Guarantor, or any of the Borrower's or Guarantor's properties, including, without limitation, the Premises.

D. The execution of the loan documents referenced above will not constitute a default under any instrument binding upon the Borrower or Guarantor, including, without limitation, any other promissory notes, mortgages, security agreements or loan instruments, or any leases, covenants, conditions, easements, rights-of-way, franchises, permits, licenses, contracts and agreements.

E. The proceeds of the Loan are to be used solely for commercial purposes. No portion of the proceeds of the Loan will be used for consumer or household purposes. Accordingly, this loan constitutes a "commercial transaction" within the meaning of the Federal and State Consumer Credit Protection Acts and for the purposes of any other State or Federal Law or Regulation which differentiates between "commercial" and "consumer" transactions.

F. No proceedings by or against the Borrower or Guarantor have been threatened or commenced in bankruptcy or for reorganization, liquidation or for readjustment of debts under the Bankruptcy Code or any other law, whether state or federal, nor have the Borrower or Guarantor made an assignment for the benefit of creditors, admitted in writing inability to pay debts generally as they become due, or filed or had filed against it any action seeking an order appointing a trustee or receiver of all or a substantial part of the property of the Borrower or Guarantor.

G. No judicial or non-judicial proceeding has been filed or is pending for the dissolution of the Borrower and Guarantor pursuant to a resolution of its Members, Managers, directors or shareholders (as the case may be) or otherwise pursuant to state or federal law.

H. The Borrower, **PETALS DECORATIVE ACCENTS LLC,** is a limited liability company organized and existing under the laws of the State of Delaware and having a Connecticut office located at 90 Grove Street, Ridgefield, Connecticut 06877. The Borrower, **SOUTHRIDGE HOLDINGS LLC,** is a limited liability company organized and existing under the laws of the State of Delaware and having a Connecticut office located at 90 Grove Street, Ridgefield, Connecticut 06877.

I. The Guarantor, **STEPHEN M. HICKS,** is an individual whose address is 31 Country Club Road, Ridgefield Connecticut 06877.

J. There has been no material adverse change in the financial condition of the Borrower or Guarantor or its operations since the date of the most recent financial statements of the Borrower and Guarantor which have been delivered to the Lender (the "Financial Statements"). The Financial Statements are correct and complete and fairly present the financial condition and operations of the Borrower and Guarantor, for the period then ended, and were prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior fiscal years.

K. All of the properties and assets of the Borrower and Guarantor are free and clear of mortgages, pledges, liens, charges and other encumbrances except such as are described to the Lender in writing, and the Borrower and Guarantor have good and marketable title to their assets and properties.

L. To the best of the knowledge of the Borrower and Guarantor, based upon due inquiry, the Premises, and the buildings and improvements located or to be located thereon, do not and will not violate any federal, state or local laws, regulations or ordinances including, without limitation, those relating to inland-wetlands and water courses, planning and zoning, nor any conditions, covenants, easements, restrictions or other matters of record; all approvals, certificates, licenses and permits required by all governmental authorities for the occupancy, use and operation of the Premises including, without limitation, building, inland-wetlands and water courses, planning, septic, zoning, Department of Environmental Protection and Department of Transportation, have been obtained and are in full force and effect; and no additional approvals, certificates, licenses or permits are required for any proposed use.

M. Neither the Borrower nor Guarantor have authorized or employed any person to act as agent, broker, dealer or otherwise in connection with the securing of the Lender's agreement to make the Loan, and no finder's fees or other such sums are due in connection with the making of the Loan. The Borrower and Guarantor agree to indemnify the Lender and hold it harmless from and against any claim for such fees or other such sums.

The foregoing representations contained in this Affidavit and Agreement may be relied upon by the Lender and by the attorney for the Borrower and Guarantor in the opinions addressed to the Lender in connection with the Loan (the "Opinion Letter"). The Borrower and Guarantor hereby: (i) confirm that the Borrower and Guarantor have consented to the issuance of the Opinion and to the circulation of draft copies thereof; and (ii) agree to the disclosures contained therein including those protected by any attorney/client confidentiality requirements.

The Borrower and Guarantor waive any right they may have to object to the enforcement of the opinion by virtue of the attorney/client relationship, conflict, confidentiality, or privity, intending that the lender be the beneficiary thereof.

IN WITNESS WHEREOF, the Borrower and Guarantor have duly executed this Affidavit and Certification as of the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:

PETALS DECORATIVE ACCENTS LLC
(Borrower)

____________________ By: ____________________
(witness as to all) Stephen M. Hicks, its Manager
duly authorized

SOUTHRIDGE HOLDINGS LLC
(Borrower)

____________________ By: ____________________
Robert R. Jewell (witness as to all) Stephen M. Hicks, its Manager
duly authorized

____
STEPHEN M. HICKS, Individually
(Guarantor)

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **PETALS DECORATIVE ACCENTS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **PETALS DECORATIVE ACCENTS LLC,** before me,

____
Robert R. Jewell
Commissioner of the Superior Court

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **SOUTHRIDGE HOLDINGS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **SOUTHRIDGE HOLDINGS LLC,** before me,

____
Robert R. Jewell
Commissioner of the Superior Court

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **STEPHEN M. HICKS,** signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me,

Robert R. Jewell
Commissioner of the Superior Court